UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 1, 2005

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification Number)

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Agreement

On April 1, 2005, ERP Operating Limited Partnership (the “Operating Partnership”) entered into a new $1 billion unsecured revolving credit agreement that replaced the Operating Partnership’s then existing $700 million credit facility, which was scheduled to mature in May, 2005.  Equity Residential, the sole general partner of the Operating Partnership, remains a guarantor of the Operating Partnership’s obligations under the new credit facility.  The new credit facility is with Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint book runners, Commerzbank AG, New York and Grand Cayman Branches, Wachovia Bank, National Association, Wells Fargo Bank, N.A., Suntrust Bank, and US Bank National Association, as co-documentation agents, and a syndicate of other banks.

The new credit facility matures on May 29, 2008, and has a one-year extension option.  The Operating Partnership has the ability to increase available borrowings up to $500 million by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments.  The interest rate on the advances under the new credit facility will generally be LIBOR plus a spread, which is dependent on the current credit rating of the Operating Partnership’s long-term debt and is currently 50 basis points, or based upon bids received from the lending group.  In addition, there is an annual facility fee, which is based on the credit rating of the Operating Partnership’s long-term debt, and is currently 15 basis points.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

Item 9.01                                             Financial Statements and Exhibits

Exhibit Number	Exhibit

10.1

Revolving Credit Agreement dated as of April 1, 2005 among ERP Operating Limited Partnership, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint book runners, Commerzbank AG, New York and Grand Cayman Branches, Wachovia Bank, National Association, Wells Fargo Bank, N.A., Suntrust Bank, and US Bank National Association, as co-documentation agents, and a syndicate of other banks (the “Credit Agreement”).

10.2	Guaranty of Payment made as of April 1, 2005 between Equity Residential and Bank of America, N.A., as administrative agent for the banks party to the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: April 1, 2005	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President

EQUITY RESIDENTIAL

Date: April 1, 2005	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President